GOLDMAN SACHS ETF TRUST
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
(each a “Fund” and, together, the “Funds”)
Supplement dated April 11, 2024 to each
Summary Prospectus, dated December 29, 2023
Effective immediately, each Fund’s Summary Prospectus is revised as follows:
The following replaces in its entirety the sixth paragraph in the “Principal Investment Strategies” section in each Fund’s Summary Prospectus:
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
This Supplement should be retained with each Summary Prospectus for future reference.
ACTBETASUMSTK 04‑24